CAVANAL HILL FUNDS
Supplement dated December 9, 2008
to the following Prospectuses, each dated January 1, 2008, as amended:
Money Market Funds — Administrative Shares
Money Market Funds — Select Shares
Money Market Funds — Service Shares
Money Market Funds – Institutional Shares
Continued Participation in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds
On November 24, 2008, the U.S. Department of the Treasury announced an extension of its Temporary Money Market Guarantee Program (the “Program”) until April 30, 2009. The Board of Trustees of the Cavanal Hill Funds (formerly American Performance Funds) authorized the continued participation by the Cavanal Hill Cash Management Fund and the Cavanal Hill Tax-Free Money Market Fund (the “Participating Funds”) and the Participating Funds have applied for continued participation in the Program.
Consistent with the initial phase of the Program, investors in the Participating Funds will receive $1 for each share in the Participating Fund that they had as of the close of business on September 19, 2008 in the event the fund liquidates its holdings and the per share value at that time is less than $1 per share.  While the Program is in effect, shareholders of a Participating Fund on September 19, 2008 who continuously maintain a positive account balance in that fund from the period of September 19, 2008 until the date, if any, on which such Fund’s net asset value falls below $0.995 per share (the “Guarantee Event”) will be protected up to the lesser of (i) the number of shares owned by the holder on September 19, 2008, or (ii) the number of shares owned by the holder on the date of the Guarantee Event.
The current extension period continues until April 30, 2009, after which, the Secretary of the Treasury may extend the Program up to the close of business on September 18, 2009. The Participating Funds’ participation in the program will not automatically continue if the Secretary of the Treasury elects to extend the program beyond April 30, 2008. If the Program is extended, the Board of Trustees will consider whether to continue to participate and pay additional fees associated with an extension.
Cavanal Hill’s participation in this phase of the Program requires a payment to the Treasury in the amount of 0.015% of the net asset value of each Participating Fund as of September 19, 2008.  This expense will be borne by the Participating Funds without regard to any expense limitation currently in effect for such funds and notwithstanding that the extension only applies to shareholders of record as of September 19, 2008.
The Program is subject to certain conditions and limitations. For example, there is an overall limit of $50 billion for all money market funds participating in the Program. More details about the Program and its restrictions are available on the U.S. Department of Treasury’s website: www.ustreas.gov.
The Cavanal Hill U.S. Treasury Fund is invested entirely in U. S. Treasury securities or securities collateralized by U.S. Treasury securities. Since U. S. Treasury securities or securities collateralized by U. S. Treasury securities are backed by the full faith and credit of the United States government, the Board of Trustees previously elected not to enroll the Cavanal Hill U.S. Treasury Fund in the Program.
Shareholders should retain this Supplement for future reference.
CH-SPMM-1208